SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by Registrant				[ X ]
Filed by Party other than the Registration		[     ]
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[    ]	Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ X]	Definitive Proxy Statement
[    ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to  24 0.14a-11(c) or  240.14a-12

	THE  SOMERSET  GROUP,  INC.
	(Name of Registrant as Specified in its Charter)

	THE  SOMERSET  GROUP,  INC.
	(Name of Person(s) Filing Proxy Statement)

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